UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

(a)(1) Resignation of Director

On July 25, 2024, Visium Technologies, Inc. (the “Company”) received written notice from Wayne Monk of his resignation as a member of the Board of Directors (“Board”) of the Company, effective immediately. Mr. Monk’s decision to resign from the Board was not the result of any disagreement with the Company, the Board, management, or any matter relating to the Company’s operations, policies or practices.

On July 25, 2024, the Company received written notice from Dr. Emmanuel Esaka of his resignation as a member of the Board of Directors of the Company, effective immediately. Dr. Esaka’s decision to resign from the Board was not the result of any disagreement with the Company, the Board, management, or any matter relating to the Company’s operations, policies or practices.

On July 25, 2024, the Company received written notice from Solomon Adote of his resignation as a member of the Board of Directors of the Company, effective immediately. Mr. Adote’s decision to resign from the Board was not the result of any disagreement with the Company, the Board, management, or any matter relating to the Company’s operations, policies or practices.

At this time, the Company does not intend to fill the vacancies created by the resignations of Mr. Monk, Dr. Esaka and Mr. Adote.

A copy Mr. Monk’s, Dr. Esaka’s, and Mr. Adote’s resignation letters to the Board are included as Exhibit 99.1, 99.2, and 99.3, respectively, to this Form 8-K.

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tem 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Resignation of Wayne Monk as Director
99.2	Resignation of Emmanuel Esaka as Director
99.3	Resignation of Solomon Adote as Director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: July 31, 2024	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

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